Interest and Finance Costs, net (Tables)	12 Months Ended
Dec. 31, 2022
Interest And Finance Costs Net
Schedule of Interest and Finance Costs

The amounts in the accompanying Consolidated Statements of Comprehensive Income/(Loss) are analyzed as follows:

	Year ended December 31,
	2020	2021	2022
Interest on long-term debt (Note 8)	$4,184	$2,628	$3,698
Interest on promissory note (Note 3)	452	335	450
Amortization of financing costs	328	247	303
Financing fees and charges	—	75	(10)
Total	$4,964	$3,285	$4,441